UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 16, 2013
Date of Earliest Event Reported: November 19, 2010

MEDCAREERS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-152444	26-1580812
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

758 E. Bethel School Rd., Coppell, Texas 75019
(Address of principal executive offices)(zipcode)

Registrant's telephone number, including area code: (972) 393-5892

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 2, 2010, MedCareers Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the closing of the Company’s Share Exchange Agreement with Nurses Lounge, Inc., a Texas corporation, formerly Nurses Lounge, LP, a Texas limited partnership (“Nurses Lounge” and the “Exchange”) and the nine shareholders of Nurses Lounge, pursuant to which Nurses Lounge became a wholly-owned subsidiary of the Company.  Nurses Lounge operates as a free online professional network for nursing professionals, and provides a secure place for nurses to connect with colleagues, network on a professional level and subscribe to professional “Lounges” (groups) to receive email updates of relevant news, events and other info.  At the time of the filing of the Original Report, the Company stated that it intended to file the required financial statements and pro forma financial information associated with the Exchange within 71 days from the date that such Original Report was required to be filed; however, the Company was significantly delayed in meeting such filing deadline due to among other things, cash flow issues. By this Amendment No. 1 to the Original Report, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.  This Current Report on Form 8-K does not amend or modify the Original Report, except as to Item 9.01.  Moving forward, the Company hopes to bring all of its deficient quarterly and annual reports current with the Securities and Exchange Commission, funding permitting.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial Statements Of Businesses Acquired.

(1)
The Audited Balance Sheets of Nurses Lounge as of October 31, 2010 and December 31, 2009; Audited Statement of Operations of Nurses Lounge for the ten months ended October 31, 2010, year ended December 31, 2009 and cumulative period since re-entering the development stage on January 1, 2009; Audited Statement of Partners’ Capital of Nurses Lounge for the year ended December 31, 2009 and ten months ended October 31, 2010; and Audited Statements of Cash Flows of Nurses Lounge for the ten months ended October 31, 2010, year ended December 31, 2009 and cumulative period since re-entering the development stage on January 1, 2009, and the notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A.

(b)           Pro Forma Financial Information.

(1)
The Unaudited Pro Forma Condensed Statement of Operations for the nine months ended October 31, 2010 and Unaudited Pro Forma Condensed Balance Sheet as of October 31, 2010, and the notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A.

(d)           Exhibits.

Exhibit Number	Description of Exhibit

10.1(1)	Share Exchange Agreement with Nurses Lounge and the Shareholders of Nurses Lounge

10.2(1)	Cancellation of Shares Agreements

10.3(1)	Voting Agreement

10.4(1)	Employment Agreement with Timothy Armes (Nurses Lounge)

10.5(1)	Option Agreement with Garret Armes

10.6(1)	Option Agreement with Timothy Armes

10.7(1)	Spin-Off Agreement

10.8(1)	$190,000 Promissory Note

10.9(1)	$100,000 Promissory Note

99.1*
Audited Balance Sheets of Nurses Lounge as of October 31, 2010 and December 31, 2009; Audited Statement of Operations of Nurses Lounge for the ten months ended October 31, 2010, year ended December 31, 2009 and cumulative period since re-entering the development stage on January 1, 2009; Audited Statement of Partners’ Capital of Nurses Lounge for the year ended December 31, 2009 and ten months ended October 31, 2010; and Audited Statements of Cash Flows of Nurses Lounge for the ten months ended October 31, 2010, year ended December 31, 2009 and cumulative period since re-entering the development stage on January 1, 2009, and the notes thereto

99.2*	Unaudited Pro Forma Condensed Statement of Operations for the nine months ended October 31, 2010 and Unaudited Pro Forma Condensed Balance Sheet as of October 31, 2010, and the notes thereto

*             Filed herewith.

(1)           Filed as an exhibit to the Company’s current report on Form 8-K, filed with the Commission on December 2, 2010, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MedCareers Group, Inc.

Date: August 16, 2013	By:	/s/ Timothy Armes
	Name:	Timothy Armes
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1(1)	Share Exchange Agreement with Nurses Lounge and the Shareholders of Nurses Lounge

10.2(1)	Cancellation of Shares Agreements

10.3(1)	Voting Agreement

10.4(1)	Employment Agreement with Timothy Armes (Nurses Lounge)

10.5(1)	Option Agreement with Garret Armes

10.6(1)	Option Agreement with Timothy Armes

10.7(1)	Spin-Off Agreement

10.8(1)	$190,000 Promissory Note

10.9(1)	$100,000 Promissory Note

99.1*
Audited Balance Sheets of Nurses Lounge as of October 31, 2010 and December 31, 2009; Audited Statement of Operations of Nurses Lounge for the ten months ended October 31, 2010, year ended December 31, 2009 and cumulative period since re-entering the development stage on January 1, 2009; Audited Statement of Partners’ Capital of Nurses Lounge for the year ended December 31, 2009 and ten months ended October 31, 2010; and Audited Statements of Cash Flows of Nurses Lounge for the ten months ended October 31, 2010, year ended December 31, 2009 and cumulative period since re-entering the development stage on January 1, 2009, and the notes thereto

99.2*	Unaudited Pro Forma Condensed Statement of Operations for the nine months ended October 31, 2010 and Unaudited Pro Forma Condensed Balance Sheet as of October 31, 2010, and the notes thereto

*           Filed herewith.

(1)           Filed as an exhibit to the Company’s current report on Form 8-K, filed with the Commission on December 2, 2010, and incorporated herein by reference.